UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2022

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2022, Augmedix Solutions Pvt. Ltd. (the “Tenant”), which is an indirect wholly-owned subsidiary of Augmedix, Inc., a Delaware corporation (the “Company”), entered into an agreement to lease (the “Lease”) with Shukoor Habib Trust and Rafeeq Trust (collectively, the “Landlord”) for Office Unit No. 2 on the Third Floor of MFAR SILVERLINE TECHPARK, a property located at Industrial Plot No. 180 of EPIP, II Phase, Whitefield, Bangalore (formed in portion of Survey No. 28, Kundalahalli Village, K.R. Puram Hobli, Bangalore East Taluk) (the “Premises”). The Premises comprises approximately 13,500 rentable square feet.

The Lease term is for a period of five (5) years, commencing on January 1, 2023. The Tenant and Landlord are not entitled to terminate the lease for an initial period of thirty-six (36) months except for termination due to a material breach or a force majeure event (the “Lock-in Period”). The Tenant may terminate the lease by providing ninety (90) days’ advance written notice prior to the end of the Lock-in Period or any time after the Lock-in Period concludes. The parties may renew the Lease on such terms and conditions as mutually agreed between the parties.

The monthly rental rate for the period between January 1, 2023 to December 31, 2024 is 7,56,000 Rupees (“Rs.”), for the period between January 1, 2025 to December 31, 2026 is 7,93,800 Rs. and for the period between January 1, 2027 to December 31, 2027 is 8,33,490 Rs. The Tenant is also required to pay maintenance charges as they become due.

The Lease is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement to Lease by and among Augmedix Solutions Pvt. Ltd., Shukoor Habib Trust and Rafeeq Trust, dated December 21, 2022.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: December 28, 2022	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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